Deposits	12 Months Ended
Dec. 31, 2022
Deposits [Abstract]
Deposits	Deposits
The aggregate amount of time deposits with balances that met or exceeded the FDIC insurance limit of $250,000 was $94.9 million and $69.1 million at December 31, 2022 and 2021, respectively. The Company had brokered deposits totaling $40.1 million and $20.2 million at December 31, 2022 and 2021, respectively.
The scheduled maturities of total time deposits at December 31, 2022 were as follows:

(in thousands)
Due within:
2023	$182,953
2024	58,224
2025	5,998
2026	1,842
2027	6,017
Thereafter	—
Total	$255,034
Average compensating balances held at correspondent banks were $0.5 million and $1.9 million at December 31, 2022 and 2021, respectively. The Bank maintains such compensating balances with correspondent banks to offset charges for services rendered by those banks.